EXHIBIT 10.1

LIMITED WAIVER AND AMENDMENT TO LOAN AGREEMENT

This LIMITED WAIVER AND AMENDMENT TO LOAN AGREEMENT, dated as of December 12, 2022 (this “Agreement”), is made by and among BODY AND MIND, INC., a Nevada corporation (the “Borrower”), DEP Nevada, Inc., a Nevada corporation (“Holdings”), the other Guarantors set forth on the signature pages affixed hereto (together with Holdings, each a “Guarantor” and together with the Borrower, the “Loan Parties”), FG AGENCY LENDING LLC, a Delaware limited liability company (the “Agent”), and BOMIND HOLDINGS LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”). Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Agent and the Lender from time-to-time party thereto are parties to that certain Loan Agreement dated as of July 19, 2021 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”);

WHEREAS, an Event of Default as a result of (i) the Loan Parties’ failure to deliver to Agent the audited annual financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending July 31, 2022, on or before ninety (90) days after the end of such Fiscal Year in accordance with Section 7.2(c) of the Loan Agreement, has occurred and is continuing (the “First Specified Default”) and (ii) the Agent being informed that the Loan Parties anticipate that it will fail to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the fiscal quarter ending October 31, 2022, in form and substance acceptable to Agent, on or before forty- five (45) days after the end of such fiscal quarter, in accordance with Section 7.2(b) (the “Second Specified Default”, and together with the First Specified Default, the “Specified Defaults”); and

WHEREAS, the Loan Parties have requested that the Agent and the Lender waive the Specified Default and, subject to the terms and conditions of this Waiver, the Agent and the Lender are willing to waive the Specified Default on a limited basis.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Limited Waiver.

a. Effective as of the Waiver Effective Date (as defined herein), upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the Lender each hereby waive the Specified Defaults on a limited one-time basis subject to the terms and conditions hereof and solely until, (i) with respect to the First Specified Default, 5:00 PM EST on December 30, 2022, and (ii) with respect to the Second Specified Default, 5:00 PM EST on January 13, 2023 (the “Waiver Period”); provided that if the Loan Parties do not deliver each of the Amended Deliverables (as hereinafter defined) on or before expiration of their respective Waiver Period; this waiver shall no longer be of any effect, and the Lenders shall be entitled to enforce all remedies set forth in the Loan Agreement as of the date each Specified Default first occurred, including but not limited to imposition of default interest retroactively to the date of such Specified Default. For the avoidance of doubt, the failure to timely deliver such Amended Deliverables shall immediately result in an Event of Default and shall not be subject to any cure period.

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b. The waiver contained in this Section 1 is limited waiver which shall only apply during the Waiver Period and (i) shall not constitute nor be deemed to constitute a waiver of (x) any Default or Event of Default other than the Specified Default whether or not known to the Agent or any Lender and whether or not existing on the date of this Agreement, or (y) any term or condition of the Loan Agreement or any other Loan Documents, (ii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than as expressly stated herein, and (iii) shall not constitute a course of dealing among the parties hereto.

2. Amendment to Loan Agreement.

a. Section 7.2(b) is amended to provide as follows:

“Quarterly Financial Statements. As soon as available and in any event (i) for the fiscal quarter ending October 31, 2022, on or before 5:00PM EST on January 13, 2023, (the “Second Amended Deliverables”) and (ii) for each fiscal quarter thereafter, within forty-five (45) days after the end of each fiscal quarter of the Loan Parties commencing with the first fiscal quarter ending after the Closing Date, balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows of Borrower and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the Projections, all in reasonable detail and certified by the Chief Financial Officer of Borrower as fairly presenting, in all material respects, the financial position of the Loan Parties as of the end of such quarter and the results of operations and cash flows of the Loan Parties for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of Borrower and its Subsidiaries furnished to the Lenders, subject to the absence of footnotes and normal year-end adjustments;”

b. Section 7.2(c) is amended to provide as follows:

“Annual Financial Statements. As soon as available, and in any event (i) for the Fiscal Year ending July 31, 2022, on or before 5:00 PM EST on December 30, 2022, (the “First Amended Deliverables”, and together with the Second Amended Deliverables, the “Amended Deliverables”), and (ii) for each Fiscal Year thereafter, within ninety (90) days after the end of such Fiscal Year, balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows of the Loan Parties and each of their Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by Borrower and satisfactory to the Agent (which opinion shall be without (1) a “going concern” or like qualification or exception or (2) any qualification or exception as to the scope of such audit), together with a certification by the Chief Financial Officer of Borrower that in its review of the financial statements, it has not obtained any knowledge of the existence of an Event of Default or a Default and if it has obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;”

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c. A new Section 8.23 is added as follows:

“Consulting Agreement. Enter into any consulting agreement, management agreement, or other similar arrangement with Bengal Impact Partners, LLC, or any of its Affiliates (“Bengal”) without the prior written consent of the Agent, other than the consulting agreement entered into by Borrower and Bengal, in form and substance satisfactory to Agent (the “Bengal Consulting Agreement”), so long as no Loan Party makes any payment on the obligations owed thereunder in excess of $240,000 (including payment in the form of equity interests) in any Fiscal Year, or $60,000 in cash in any Fiscal Year, and”

d. A new Section 8.24 is added as follows:

“Limited Waiver Fee. For the period commencing January 13, 2023, until and including the 6-month anniversary thereafter, on each monthly anniversary, the Loan Parties shall pay to the Agent, a fully earned and nonrefundable waiver fee of $10,000 (the “Limited Waiver Monthly Fee”).”

e. Section 9.1(c) is amended to read as follows:

“Other Payment Failure. (i) Borrower shall fail to pay the premium required for a Change of Control (that is not a Permitted Change of Control) pursuant to Section 3.2(c)(ii) hereof within ten (10) days after Agent provides written notice of its election to receive payment; (ii) Borrower shall fail to pay any other amounts owed or due under the Term Loan or this Agreement or any other Loan Document, when the same becomes due and payable, and such failure to pay shall remain unremedied for fifteen (15) days thereafter; or (iii) the Loan Parties shall fail to pay the Limited Waiver Monthly Fee when due, as required pursuant to Section 8.24; or

f. A new Section 9.1(r) is added as follows:

“Delisting from Stock Exchange. The occurrence of the shares of Borrower’s stock being delisted from any exchange or market because of any Loan Party’s failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such shares not being listed on such exchange or market without the prior written consent of the Agent.”

3. Conditions Precedent to Effectiveness. This Agreement shall become effective on the date (the “Waiver Effective Date”) on which the Agent shall have received, each item in this Section 3:

a. one or more counterparts of this Agreement in form and substance satisfactory to the Agent, duly executed and delivered by the Loan Parties, the Agent and the Lender;

b. a fully earned and nonrefundable waiver fee of $35,000 US Dollars shall be paid to the Agent on or before the Waiver Effective Date; and

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c. payment of all reasonable and documented out-of-pocket costs, fees and expenses of the Agent and the Lender in connection with this Agreement, pursuant to Section 11.5 of the Loan Agreement, to the extent invoiced prior to the date hereof.

4. General Release.

a. In consideration of, among other things, the Agent and the Lenders’ execution and delivery of this Agreement, each the Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agree and covenant not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Waiver Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, or (ii) any aspect of the dealings or relationships between or among Borrower and the Guarantors, on the one hand, and any or all of the Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by Borrower or any other Loan Party of any loans or other financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Agreement, Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Loan Agreement, the other Loan Documents and payment in full of the Obligations.

b. Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Loan Party.

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5. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents other than the Specified Defaults or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as consented to hereby, the Loan Agreement and the other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby. This Agreement shall constitute a Loan Document.

6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent.

8. Incorporation by Reference. The terms of the Loan Agreement with respect to Sections 11.3 (Notices), 11.5 (Costs and Expenses), 11.6 (Indemnification), 11.12 (Governing Law), 11.13 (Submission to Jurisdiction, Waivers), and 11.14 (Waiver of Defense of Illegality) are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Waiver as of the date set forth above.

BORROWER: BODY AND MIND INC.

By:	/s/ Michael Mills
Name:
Title:

[Signature Page to Limited Waiver]

GUARANTORS: DEP NEVADA, INC.		NMG MI 1, Inc.

By:	/s/ Stephen “Trip” Hoffman	By:	/s/ Stephen “Trip” Hoffman
	Name:		Name:
	Title:		Title:

NEVADA MEDICAL GROUP, LLC		NMG CA C1, LLC

By:	/s/ Stephen “Trip” Hoffman	By:	/s/ Stephen “Trip” Hoffman
	Name:		Name:
	Title:		Title:

NMG OH 1, LLC		NMG CA P1, LLC

By:	/s/ Stephen “Trip” Hoffman	By:	/s/ Stephen “Trip” Hoffman
	Name:		Name:
	Title:		Title:

NMG OH P1, LLC		NMG CA 1, LLC

By:	/s/ Stephen “Trip” Hoffman	By:	/s/ Stephen “Trip” Hoffman
	Name:		Name:
	Title:		Title:

NMG LONG BEACH, LLC		NMG CATHEDRAL CITY, LLC

By:	/s/ Stephen “Trip” Hoffman	By:	/s/ Stephen “Trip” Hoffman
	Name:		Name:
	Title:		Title:

NMG MI C1, Inc.

By:	/s/ Stephen “Trip” Hoffman
Name:
Title:

NMG MI P1, Inc.

By:	/s/ Stephen “Trip” Hoffman
Name:
Title:

[Signature Page to Limited Waiver]

AGENT: FG AGENCY LENDING LLC

By:	/s/ Peter Bio
Name:	Peter Bio
Title:	Partner

LENDER: BOMIND HOLDINGS LLC

By:	/s/ Peter Bio
Name:	Peter Bio
Title:	Partner